SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

The Gabelli Utility Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

THE GABELLI UTILITY TRUST

One Corporate Center

Rye, New York 10580-1422

(914) 921-5070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 13, 2019

To the Shareholders of

THE GABELLI UTILITY TRUST

Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Utility Trust, a Delaware statutory trust (the “Fund”), will be held on Monday, May 13, 2019, at 8:45 a.m., local time, at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments or postponements thereof for the following purposes:

1.	To elect four (4) Trustees of the Fund to be elected by the holders of the Fund’s common shares and holders of its 5.625% Series A Cumulative Preferred Shares, Series B Auction Market Preferred Shares, and 5.375% Series C Cumulative Preferred Shares (together, “Preferred Shares”), voting together as a single class; and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on March 21, 2019, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. SHAREHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Trustees,

ANDREA R. MANGO
Secretary

April 3, 2019

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to properly sign your proxy card.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp., John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp., Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith, Executor
	Estate of Jane Smith	John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the Notice of Internet Availability of Proxy Materials and the proxy card.

THE GABELLI UTILITY TRUST

ANNUAL MEETING OF SHAREHOLDERS
May 13, 2019

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of The Gabelli Utility Trust, a Delaware statutory trust (the “Fund”), for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 13, 2019, at 8:45 a.m., local time, at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments or postponements thereof. A Notice of Internet Availability of Proxy Materials will first be mailed to shareholders on or about April 3, 2019.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, Internet, or in person. In addition, the Fund has retained Morrow Sodali LLC to assist in the solicitation of proxies for an estimated fee of $1,000 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing, and mailing the Notice of Internet Availability of Proxy Materials and/or Proxy Statement and its enclosures. If requested, the Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2018, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580-1422, calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com.

If the proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” the election of the nominees as Trustees as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

A “quorum” is required in order to transact business at the Meeting. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the Meeting may be adjourned by an individual appointed by the Board to be the chairperson of the Meeting (or in their absence, a person designated pursuant to the By-Laws to act as chairperson of the Meeting). Alternatively, the chairperson of the Meeting may, in their discretion, submit the question of adjournment to a vote of shareholders. Any such adjournment on which the shareholders vote will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. The chairperson of the Meeting may adjourn any meeting of shareholders from time to time to a date not more than 130 days after the original record date without notice other than announcement at the Meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified. If the meeting is held more than 130 days after the initial record date, the Fund must set a new record date and give notice of it to shareholders, in which case the meeting may be held not more than 130 days beyond the new record date. The Fund may postpone or cancel a meeting of shareholders, and if it does the Fund will make a public announcement of such postponement or cancellation prior to the meeting. The postponed meeting may not be held more than 130 days after the initial record date.

1

The close of business on March 21, 2019, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Fund has two classes of shares of beneficial interest outstanding: common shares, par value $0.001 per share (“Common Shares”), and preferred shares consisting of (i) 5.625% Series A Cumulative Preferred Shares (“Series A Preferred”), (ii) Series B Auction Market Preferred Shares (“Series B Preferred”), and (iii) 5.375% Series C Cumulative Preferred Shares (“Series C Preferred”), each having a par value of $0.001 per share (together, “Preferred Shares”). The holders of the Common Shares and Preferred Shares are each entitled to one vote for each full share held. On the record date, there were 53,735,007 Common Shares, 1,153,288 shares of Series A Preferred, 900 shares of Series B Preferred, and 2,000,000 shares of Series C Preferred outstanding.

Set forth below is information as to those shareholders to the Fund’s knowledge that beneficially own 5% or more of a class of the Fund’s outstanding voting securities as of the record date.

Name and Address of		Amount of Shares and
Beneficial Owner(s)	Title of Class	Nature of Ownership	Percent of Class

Americo Financial Life & Annuity	Preferred	280,000	14.0%
P. O. Box 410288
Kansas City, MO 64141

As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Shareholders	Preferred Shareholders

Election of	Common and Preferred Shareholders,	Common and Preferred Shareholders,
Trustees	voting together as a single class,	voting together as a single class,
	vote to elect four Trustees:	vote to elect four Trustees:
	Mario J. Gabelli,	Mario J. Gabelli,
	Elizabeth C. Bogan,	Elizabeth C. Bogan,
	Vincent D. Enright, and	Vincent D. Enright, and
	Kuni Nakamura	Kuni Nakamura

Other Business	Common and Preferred Shareholders, voting together as a single class.

2

PROPOSAL: TO ELECT FOUR (4) TRUSTEES OF THE FUND

Nominees for the Board of Trustees

The Board consists of twelve Trustees, ten of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. Mario J. Gabelli, Elizabeth C. Bogan, Vincent D. Enright, and Kuni Nakamura have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2022 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each of the Trustees of the Fund has served in that capacity since the March 29, 1999 organizational meeting of the Fund, with the exception of Mr. Nakamura, who became a Trustee of the Fund on August 15, 2012, Mr. Melarkey, who became a Trustee of the Fund on August 16, 2016, Mr. Ferrantino, who became a Trustee of the Fund on February 22, 2017, and Mr. Birch and Dr. Bogan, who became Trustees of the Fund on May 16, 2018. All of the Trustees of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

Nominees to Serve Until 2022 Annual Meeting of Shareholders

Mario J. Gabelli

Elizabeth C. Bogan

Vincent D. Enright

Kuni Nakamura

Trustees Serving Until 2021 Annual Meeting of Shareholders

James P. Conn

John D. Gabelli

Michael J. Ferrantino

Michael J. Melarkey

Trustees Serving Until 2020 Annual Meeting of Shareholders

John Birch

Frank J. Fahrenkopf, Jr.

Robert J. Morrissey

Salvatore J. Zizza

Under the Fund’s Declaration of Trust, Statements of Preferences, and the 1940 Act, holders of the Fund’s outstanding Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and holders of the Fund’s outstanding Common Shares and Preferred Shares, voting together as a single class, are entitled to elect the remaining Trustees. The holders of the Fund’s outstanding Preferred Shares would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees in the event that dividends on the Fund’s Preferred Shares become in arrears for two full years and until all arrearages are eliminated. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Birch and Conn are currently the Trustees elected solely by the holders of the Fund’s Preferred Shares and their terms as Trustees are scheduled to expire at the Fund’s 2020 and 2021 Annual Meeting of Shareholders, respectively. Therefore, they are not standing for election at this Meeting.

Unless instructions are provided to the contrary, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If, however, a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee is qualified to serve as a Trustee under the Fund’s governing documents.

3

Information about Trustees and Officers

Set forth in the table below are the existing Trustees, including those Trustees who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), four of whom are nominated for reelection to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations, and, in the case of the Trustees, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee

INTERESTED TRUSTEES/NOMINEES(4):
Mario J. Gabelli Chairman and Chief Investment Officer Age: 76	Since 1999*	Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)	33

John D. Gabelli Trustee Age: 74	Since 1999**	Senior Vice President of G.research, LLC	—	12

INDEPENDENT TRUSTEES/NOMINEES(5):
John Birch(6)(7) Trustee Age: 68	Since May 2018***	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—	3

Elizabeth C. Bogan Trustee Age: 74	Since May 2018*	Senior Lecturer in Economics at Princeton University		4

James P. Conn(6) Trustee Age: 81	Since 1999**	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—	27

Vincent D. Enright Trustee Age: 75	Since 1999*	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)	17

Frank J. Fahrenkopf, Jr.(7) Trustee Age: 79	Since 1999***	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)	12

Michael J. Ferrantino Trustee Age: 47	Since 2017**	Chief Executive Officer of InterEx Inc.	—	2

Michael J. Melarkey Trustee Age: 69	Since 2016**	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)	23

4

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee

INDEPENDENT TRUSTEES/NOMINEES(5):
Robert J. Morrissey Trustee Age: 79	Since 1999***	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank	7

Kuni Nakamura(7) Trustee Age: 50	Since 2012*	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—	35

Salvatore J. Zizza(7)(8) Trustee Age: 73	Since 1999***	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing) (2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)	32

OFFICERS:
Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(9)	Principal Occupation(s) During Past Five Years
Bruce N. Alpert President Age: 67	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer and Principal Financial and Accounting Officer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 46	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

David I. Schachter Vice President and Ombudsman Age: 65	Since 1999	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1999-2015) of G.research, LLC

(1)	Address: One Corporate Center, Rye, NY 10580-1422.

(2)	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.

(3)	The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4)	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered to be an “interested person” of the Fund because of their affiliation with the Fund’s Adviser.

5

(5)	Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees. None of the Independent Trustees (with the possible exceptions as described in this proxy statement) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2018.

(6)	Trustee elected solely by holders of the Fund’s Preferred Shares.
(7)	Mr. Fahrenkopf’s daughter, Leslie F. Foley, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. Zizza is an independent director of Gabelli International Ltd., Mr. Nakamura is a director of Gabelli Merger Plus+ Trust Plc, and Mr. Birch is a director of Gabelli Merger Plus+ Trust Plc, GAMCO International SICAV, Gabelli Associates Limited, and Gabelli Associates Limited II E, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
(8)	On September 9, 2015, Mr. Zizza entered into a settlement with the Securities and Exchange Commission (the “SEC”) to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).
(9)	Includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is duly elected and qualifies.
*	Nominee to serve, if elected, until the Fund’s 2022 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.
**	Term continues until the Fund’s 2021 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.
***	Term continues until the Fund’s 2020 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained in large part through the Trustee’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by education, professional training, and other experience.

Interested Trustees/Nominees

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Fund’s Board of Trustees, Chief Investment Officer of the Fund, and a member of the Fund’s ad hoc Proxy Voting Committee. He serves in similar capacities for other funds in the Fund Complex. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is Executive Chairman of Associated Capital Group, Inc., a public company that provides alternative management and institutional research services and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

John D. Gabelli. Mr. Gabelli is a Senior Vice President of G.research, LLC, an institutional research and brokerage firm which is an affiliate of the Adviser. He has over thirty-five years of experience in the asset management industry. Mr. Gabelli serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. He also sits on the boards of various charitable foundations including the Mount Vernon Police Foundation.

6

Independent Trustees/Nominees

John Birch. Mr. Birch is a Partner of The Cardinal Partners Global, a strategic advisory firm, providing strategic advice and distribution support to international investment managers. He is a member of the Fund’s Audit Committee. Mr. Birch serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He serves as a director of the GAMCO International SICAV and the Gabelli Merger Plus+ Trust Plc. From 2005 to 2015, Mr. Birch served as the Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer, and Chief Risk Officer of the Sentinel Group Funds. His other experience includes Vice President of Transfer Agency at State Street Bank in Luxembourg; Chief Operating Officer and Senior Vice President of American Skandia Investment Services, Inc.; Chief Operating Officer and Executive Vice President (Partner) of International Fund Administration, Ltd.; Chief Administrative Officer and Senior Vice President – Mutual Funds Division and Managing Director of Gabelli Funds, Inc.; and senior roles at Kansallis Banking Group and Privatbanken A/S. Mr. Birch received his Master of Tax from Metropolitan University College (Copenhagen) and attended the Program for Management Development at the Harvard Graduate School of Business.

Elizabeth C. Bogan, Ph.D. Dr. Bogan has been Senior Lecturer in Economics at Princeton University since 1992. She was formerly Chair of the Economics and Finance Department, Fairleigh Dickinson University, and a member of the Executive Committee for the College of Business Administration. Dr. Bogan serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. She received a Bachelor’s degree in Economics from Wellesley College, an M.A. degree in Quantitative Economics from the University of New Hampshire, and a Ph.D. degree in Economics from Columbia University.

James P. Conn. Mr. Conn is the Lead Independent Trustee of the Fund and Chairman of the Fund’s ad hoc Proxy Voting and ad hoc Pricing Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

Vincent D. Enright. Mr. Enright is Chairman of the Fund’s Audit Committee and has been designated as the Fund’s Audit Committee Financial Expert. He is also a member of the Fund’s Nominating Committee and both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright was a senior executive and Chief Financial Officer of KeySpan Corp., an energy public utility, for four years. Mr. Enright is a former director of a therapeutic and diagnostic company and served as Chairman of its Compensation Committee and as a member of its Audit Committee. He is a former director of a pharmaceutical company and a diversified manufacturing company. Mr. Enright received his Bachelor’s degree from Fordham University and completed the Advanced Management Program at Harvard University.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. Mr. Fahrenkopf serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. For over 30 years, Mr. Fahrenkopf has served on the Board of First Republic Bank and as Chairman of the Corporate Governance and Nominating Committee and as a member of the Audit Committee. He also serves as a member of the Board of Eldorado Resorts, Inc., which owns and operates 19 casinos in 10 states. Mr. Fahrenkopf received his Bachelor’s degree from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Michael J. Ferrantino. Mr. Ferrantino is the Chief Executive Officer of InterEx Inc., a full-service exhibit company that specializes in the design, fabrication, management and service of custom exhibit spaces for the trade show retail and museum markets. Mr. Ferrantino serves on the board of another fund in the Gabelli/GAMCO Fund Complex. He previously served as the Chief Executive Officer and a director of Valpey Fisher Corp., which was sold to CTS Corp. in 2012. He received a Bachelor’s degree in Materials Engineering from Rensselaer Polytechnic Institute and an M.B.A. from Loyola College, Baltimore.

7

Michael J. Melarkey, Esq. Mr. Melarkey, after more than forty years of experience as an attorney specializing in business, estate planning, and gaming regulatory work, recently retired from the active practice of law, and is of counsel to the firm of McDonald Carano and Wilson in Reno, Nevada. He is a member of the Fund’s Audit Committee and one of the multi-fund ad hoc Compensation Committees. Mr. Melarkey serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He is Chairman of the Board of Southwest Gas Corporation and serves on its Nominating, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations including as a trustee of The Bretzlaff Foundation and Edwin L.Wiegand Trust. He is an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law, and Masters of Law in Taxation from New York University School of Law.

Robert J. Morrissey, Esq. Mr. Morrissey has over forty-five years of experience as an attorney representing clients in the areas of estate planning, civil litigation, business planning, and real estate, including as current senior partner of a law firm. He serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Mr. Morrissey serves as Chairman of the Board of Trustees of the Belmont Savings Bank in Massachusetts. He has also served as a trustee of Boston College and is continuing Chairman of its Investment and Endowment Committee. In addition, Mr. Morrissey is a member of the Harvard Law School Dean’s Advisory Board, a member of the Financial Council of the Archdiocese of Boston and Chairman of its Investment Committee. He is a member of the Investment Advisory Committee of Jesuit Curia, Vatican City, and a director of several other private and public funds, trusts, and foundations. Mr. Morrissey is a graduate of Boston College and Harvard Law School.

Kuni Nakamura. Mr. Nakamura is the president of Advanced Polymer, Inc., a chemical manufacturing company, and president of KEN Enterprises, Inc., a real estate company. Mr. Nakamura is a member of the Fund’s Nominating and ad hoc Pricing Committees and serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He also serves as a director of the Gabelli Merger Plus+ Trust Plc. Mr. Nakamura was previously a board member of The LGL Group, Inc., a diversified manufacturing company. He is involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He also serves or has served as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. Mr. Zizza is Chairman of the Fund’s Nominating Committee, a member of the Fund’s ad hoc Proxy Voting and ad hoc Pricing Committees, and a member of both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds in the Fund Complex, Mr. Zizza is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Conn as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises voting and investment responsibilities on behalf of the Fund in selected situations. From time to time the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund to address specific matters, or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that address complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex, and a separate multi-fund ad hoc Compensation Committee relating to the compensation of certain other officers of the closed-end funds in the Fund Complex.

8

All of the Fund’s Trustees, other than Messrs. Mario J. Gabelli and John D. Gabelli, are Independent Trustees and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

9

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Trustee and Nominee for Election as Trustee

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee and nominee for election as Trustee.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies*(1)(2)

INTERESTED TRUSTEES/NOMINEES:
Mario J. Gabelli	E	E
John D. Gabelli	A	E

INDEPENDENT TRUSTEES/NOMINEES:
John Birch	A	E
Elizabeth C. Bogan	A	E
James P. Conn	B	E
Vincent D. Enright	A	E
Frank J. Fahrenkopf, Jr.	A	C
Michael J. Ferrantino	A	E
Michael J. Melarkey	A	E
Robert J. Morrissey	A	E
Kuni Nakamura	C	E
Salvatore J. Zizza	C	E

* Key to Dollar Ranges
A. None
B. $1 – $10,000
C. $10,001 – $50,000
D. $50,001 – $100,000
E. Over $100,000
All shares were valued as of December 31, 2018.
(1)	This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2018. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

10

Set forth in the table below is the amount of shares beneficially owned by each Trustee, nominee for election as Trustee, and executive officer of the Fund.

Name of Trustee/Nominee/Officer	Amount and Nature of Beneficial Ownership(1)	Percent of Shares Outstanding(2)

INTERESTED TRUSTEES/NOMINEES:
Mario J. Gabelli	982,256(3)	1.8%
John D. Gabelli	0	*

INDEPENDENT TRUSTEES/NOMINEES:
John Birch	0(4)	*
Elizabeth C. Bogan	0(5)	*
James P. Conn	1,000	*
	0	*
Vincent D. Enright	0	*
Frank J. Fahrenkopf, Jr.	0	*
Michael J. Ferrantino	0	*
Michael J. Melarkey	0	*
Robert J. Morrissey	0	*
Kuni Nakamura	6,826	*
Salvatore J. Zizza	6,272	*
	3,843 Preferred A	*
EXECUTIVE OFFICERS:
Bruce N. Alpert	2,700 Preferred C(6)	*
Andrea R. Mango	0	*
John C. Ball	0	*
Agnes Mullady	0	*
Richard J. Walz	0	*

(1)	This information has been furnished by each Trustee, including each nominee for election as Trustee, and executive officer as of December 31, 2018. “Beneficial Ownership” is determined in accordance with Rule 13d-3 of the 1934 Act. Reflects ownership of Common Shares unless otherwise noted.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The ownership of the Trustees, including nominees for election as Trustee, and executive officers as a group constitutes 1.9% of the total Common Shares outstanding and less than 1% of the total Preferred Shares outstanding.
(3)	Comprised of 692,022 Common Shares owned directly by Mr. Gabelli, 18,234 Common Shares owned by a family partnership for which Mr. Gabelli serves as general partner, and 272,000 Common Shares owned by Associated Capital Group, Inc. or its affiliates.
(4)	Mr. Birch became a Trustee of the Fund on May 16, 2018.
(5)	Dr. Bogan became a Trustee of the Fund on May 16, 2018.
(6)	Includes 700 Series C Preferred owned by Mr. Alpert’s spouse for which he disclaims beneficial ownership.

Set forth in the table below is the amount of interests beneficially owned by each Independent Trustee, nominee for election as an Independent Trustee or his or her family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Fund’s Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Trustee/Nominee	Name of Owner and Relationships to Trustee/Nominee	Company	Title of Class	Value of Interests(1)	Percent of Class(2)

Frank J. Fahrenkopf, Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,248,346	1.36%
Kuni Nakamura	Same	The LGL Group, Inc.	Common Stock	$10,590	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,407,180	1.18%
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$302,307	*

(1)	This information has been furnished as of December 31, 2018.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

The Fund pays each Independent Trustee an annual retainer of $6,000 plus $1,500 for each Board meeting attended. Each Independent Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairperson receives an annual fee of $3,000, and the Nominating Committee Chairperson and the Lead Independent Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out of pocket expenses) paid by the Fund to such Trustees during the fiscal year ended December 31, 2018, amounted 11 to $128,437. During the fiscal year ended December 31, 2018, the Trustees of the Fund met four times, all of which were regular quarterly Board meetings. Each Trustee then serving in such capacity attended at least 75% of the Board meetings and of any committee of which he is a member.

11

The Audit Committee and Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Trustees on February 20, 2019. The Audit Charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com.

Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 19, 2019, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers, the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2018, the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2018, and the conduct of the audit of such financial statements.

In addition, the Audit Committee discussed with PricewaterhouseCoopers the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by PricewaterhouseCoopers as required by Auditing Standard No. 16, as amended (AICPAAU-C Section 260), as adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”). The Audit Committee also received from PricewaterhouseCoopers the written disclosures and statements required by the SEC’s independence rules, delineating relationships between PricewaterhouseCoopers and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers as the independent registered public accounting firm.

As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

12

Based on its consideration of the audited financial statements and the discussions referred to above with management and PricewaterhouseCoopers, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2018.

Submitted by the Audit Committee of the Fund’s Board of Trustees

Vincent D. Enright, Chairman

John Birch

Michael J. Melarkey

February 19, 2019

The Audit Committee met two times during the fiscal year ended December 31, 2018. The Audit Committee is composed of three of the Fund’s Independent Trustees, Messrs. Enright (Chairman), Birch, and Melarkey. Each member of the Audit Committee has been determined by the Board of Trustees to be financially literate. Mr. Enright has been designated as the Fund’s audit committee financial expert, as defined in Items 407(d)(5)(ii) and (iii) of Regulation S-K.

Nominating Committee

The Board of Trustees has a Nominating Committee composed of three Independent Trustees, Messrs. Zizza (Chairman), Enright, and Nakamura. Each Nominating Committee Member is an Independent Trustee as determined under guidelines of the NYSE. The Nominating Committee met two times during the fiscal year ended December 31, 2018. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

•	The name of the shareholder and evidence of the shareholder’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Fund, and the person’s consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board of Trustees;

•	All other information required to be submitted under the Fund’s Declaration of Trust and By-Laws; and

•	If requested by the Nominating Committee, a completed and signed trustee’s questionnaire.

The shareholder recommendation and information described above must be sent to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 calendar days before the first anniversary of the date of the prior year’s annual meeting or, if the meeting has moved by more than twenty-five days, no later than ten days following the date on which notice of the date of such annual meeting is first mailed or public announcement of the date of such annual meeting is first made, whichever first occurs. In no event shall the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of notice as described above.

If information submitted pursuant to the By-Laws by any shareholder proposing a nominee for election as a Trustee shall be inaccurate or incomplete in any material respect, such information may be deemed not to have been provided, and the nomination in respect of which such information is required by the By-Laws may be deemed not to have been made, in accordance with the By-Laws. Any such shareholder shall notify the Fund of any inaccuracy or incompleteness (within two business days of becoming aware of such inaccuracy or change) in any such information.

13

The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees’ oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund.

The Nominating Committee considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes, or skills useful in overseeing a publicly traded, highly regulated entity such as the Fund. The Fund’s governing documents state that a nominee for Trustee shall be at least twenty-one years of age and not older than such maximum age, if any, as the Trustees may determine and shall not be under legal disability. The Trustees have not determined a maximum age. The Fund’s governing documents contain additional Trustee qualifications. A shareholder that wishes to nominate a candidate for Trustee should consult the Declaration of Trust and By-Laws. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes, or skills supporting the appropriateness of each Trustee’s service on the Fund’s Board, see the biographical information of the Trustees above in the section entitled “Information about Trustees and Officers.”

The Fund’s Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com.

Other Board Related Matters

The Board of Trustees has established the following procedures in order to facilitate communications among the Board and the shareholders of the Fund and other interested parties.

Receipt of Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate either by name or title. All such correspondence should be sent to The Gabelli Utility Trust, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading “Contact Us/Email Addresses/Board of Directors (Gabelli Closed-End Funds).”

Forwarding the Communications

All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

The Fund does not expect Trustees or nominees for election as Trustee to attend the Meeting. No Trustee or nominee for election as Trustee attended the Fund’s annual meeting of shareholders held on May 14, 2018.

14

The following table sets forth certain information regarding the compensation of the Trustees by the Fund and officers, if any, who were compensated by the Fund rather than the Adviser for the year ended December 31, 2018.

COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018

	Aggregate	Aggregate Compensation from
	Compensation from	the Fund and Fund Complex
Name of Person and Position	the Fund	Paid to Trustees*

INTERESTED TRUSTEES/NOMINEES:
Mario J. Gabelli
Chairman and
Chief Investment Officer	$0	$0	(0)
John D. Gabelli
Trustee	$0	$0	(0)

INDEPENDENT TRUSTEES/NOMINEES:
John Birch(1)
Trustee	$6,437	$14,579	(3)
Elizabeth C. Bogan(2)
Trustee	$8,275	$40,775	(4)
Anthony J. Colavita(3)
Trustee	$5,225	$271,124	(30)
James P. Conn
Trustee	$14,500	$273,500	(26)
Vincent D. Enright
Trustee	$18,000	$220,250	(18)
Frank J. Fahrenkopf, Jr.
Trustee	$12,000	$164,000	(14)
Michael J. Ferrantino
Trustee	$12,000	$36,000	(2)
Michael J. Melarkey
Trustee	$12,500	$189,567	(25)
Robert J. Morrissey
Trustee	$12,000	$64,000	(7)
Kuni Nakamura
Trustee	$12,000	$328,108	(37)
Salvatore J. Zizza
Trustee	$15,500	$325,000	(32)

OFFICER:
David I. Schachter
Vice President and Ombudsman	$110,000

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2018, by investment companies (including the Fund) or portfolios that are part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.

(1)	Mr. Birch became a Trustee of the Fund on May 16, 2018.
(2)	Dr. Bogan became a Trustee of the Fund on May 16, 2018.
(3)	Mr. Colavita resigned as a Trustee of the Fund on May 16, 2018.

Required Vote

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of shares of the Fund present in person or represented by proxy at the Meeting, provided a quorum is present. A “plurality” vote means that the nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as trustees. Since the nominees are running unopposed, each nominee only needs one vote to be elected if there is a quorum present at the Meeting.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH APPLICABLE NOMINEE.

15

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2019. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2018. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the fiscal years ended December 31, 2017 and 2018, respectively.

Fiscal Year Ended		Audit
December 31	Audit Fees	Related Fees	Tax Fees*	All Other Fees
2017	$36,712	—	$4,100	—
2018	$36,712	—	$4,100	$7,500

*	“Tax Fees” are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.

The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2017 and December 31, 2018 were pre-approved by the Audit Committee. All other fees for the fiscal year ended December 31, 2018 reflected in the table above represent services provided in review of the registration statement.

For the fiscal years ended December 31, 2017 and 2018, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any Covered Services Provider.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Adviser or Covered Service Providers that were not pre-approved was compatible with maintaining PricewaterhouseCoopers’ independence.

The Investment Adviser and Administrator

Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

16

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of the copies of such forms it received, if any, for the fiscal year ended December 31, 2018, the Fund believes that during that year such persons complied with all such applicable filing requirements.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions (or “withheld votes” with respect to the election of Trustees) and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Because the Fund requires a plurality of votes to elect each nominee for Trustee, abstentions and broker non-votes, if any, will not be counted as votes cast, but will have no effect on the result of the vote. Abstentions and any broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Brokers holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the NYSE, such brokers may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers’ request for voting instructions. Proposal 1 is a “routine” matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semiannual Report for the six months ended June 30, 2019.

“Householding”

Please note that only one document (i.e., an annual or semiannual report or set of proxy soliciting materials) may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of a document, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

17

SHAREHOLDER NOMINATIONS AND PROPOSALS

All proposals by shareholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Shareholders to be held in 2020 (the “2020 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2020 proxy statement and proxy relating to that meeting no later than December 5, 2019. Rule 14a-8 under the 1934 Act (“Rule 14a-8”) specifies a number of procedural and eligibility requirements to be satisfied by a shareholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to this Rule. Any shareholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund’s By-Laws require shareholders that wish to nominate Trustees or make proposals to be voted on at an Annual Meeting of the Fund’s Shareholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2020 Annual Meeting, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement no earlier than 9:00 a.m. Eastern time on December 15, 2019 and no later than 5:00 p.m. Eastern time on January 14, 2020; provided, however, that if the 2020 Annual Meeting is to be held on a date that is earlier than April 18, 2020 or later than June 7, 2020, such notice must be received by the Fund no later than 5:00 p.m. Eastern time on the tenth day following the date on which public disclosure (as defined in the By-Laws) of the date of the 2020 Annual Meeting was first made. Any such notice by a shareholder shall set forth the information required by the Fund’s By-Laws with respect to each nomination or matter the shareholder proposes to bring before the 2020 Annual Meeting.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

April 3, 2019

18

This Page Was Intentionally Left Blank.

This Page Was Intentionally Left Blank.

This Page Was Intentionally Left Blank.

GUT-PS-2019

PROXY TABULATOR P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate box on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E64309-P20563	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE GABELLI UTILITY TRUST
COMMON SHAREHOLDER

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect four (4) Trustees of the Fund:
			☐	☐	☐
Nominees:

	01)	Mario J. Gabelli
	02)	Elizabeth C. Bogan
	03)	Vincent D. Enright
	04)	Kuni Nakamura

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

E64310-P20563

THE GABELLI UTILITY TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Agnes Mullady and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 13, 2019, at 8:45 a.m., and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate box on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E64309-P20563	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE GABELLI UTILITY TRUST
SERIES A PREFERRED SHAREHOLDER

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect four (4) Trustees of the Fund:
			☐	☐	☐
Nominees:

	01)	Mario J. Gabelli
	02)	Elizabeth C. Bogan
	03)	Vincent D. Enright
	04)	Kuni Nakamura

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

E64310-P20563

THE GABELLI UTILITY TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Agnes Mullady and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 13, 2019, at 8:45 a.m., and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate box on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E64309-P20563	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE GABELLI UTILITY TRUST
SERIES B PREFERRED SHAREHOLDER

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect four (4) Trustees of the Fund:
			☐	☐	☐
Nominees:

	01)	Mario J. Gabelli
	02)	Elizabeth C. Bogan
	03)	Vincent D. Enright
	04)	Kuni Nakamura

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

E64310-P20563

THE GABELLI UTILITY TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Agnes Mullady and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 13, 2019, at 8:45 a.m., and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate box on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E64309-P20563	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE GABELLI UTILITY TRUST
SERIES C PREFERRED SHAREHOLDER

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect four (4) Trustees of the Fund:
			☐	☐	☐
Nominees:

	01)	Mario J. Gabelli
	02)	Elizabeth C. Bogan
	03)	Vincent D. Enright
	04)	Kuni Nakamura

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

E64310-P20563

THE GABELLI UTILITY TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Agnes Mullady and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Utility Trust (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 13, 2019, at 8:45 a.m., and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.